UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934  (Amendment No. 1)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

UCBH Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

Not applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

UCBH Holdings, Inc.
555 Montgomery Street
San Francisco, California 94111
(415) 315-2800

SUPPLEMENT TO PROXY STATEMENT FOR
2008 ANNUAL MEETING OF STOCKHOLDERS

To Be Convened on May 22, 2008 at 10:00 A.M., Local Time,
at the Pacific Heritage Museum, 608 Commercial Street, San Francisco, California.

UCBH Holdings, Inc. (the “Company”) hereby supplements its Proxy Statement dated April 21, 2008 in connection with its 2008 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) scheduled to be held at 10:00 A.M Local Time on May 22, 2008, at the Pacific Heritage Museum, 608 Commercial Street, San Francisco, California (the “Proxy Statement”).

AS INDICATED BELOW, THE COMPANY’S BOARD OF DIRECTORS HAS DETERMINED THAT IT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS TO CHANGE ITS RECOMMENDATION ON PROPOSAL 2 (PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS). IT IS IMPORTANT THAT STOCKHOLDERS COMPLETE AND RETURN THE ENCLOSED NEW PROXY CARD WITH A BLUE OR GREEN HEADER TO ENSURE THAT THEIR SHARES ARE VOTED AT THE ANNUAL MEETING.

WHITE PROXY CARDS WHICH ACCOMPANIED THE PROXY STATEMENT ARE NO LONGER VALID AND WILL NOT BE VOTED AT THE ANNUAL MEETING.

The March 31, 2008 record date for determining stockholders entitled to vote at the Annual Meeting has not changed.

All proxy cards with a BLUE OR GREEN HEADER are solicited for the purposes set forth therein by the Company’s Board of Directors (the “Board”). We do not expect any matters not listed on the proxy card with a BLUE OR GREEN HEADER to come before the Annual Meeting. If any other matter is presented, your signed proxy card with a BLUE OR GREEN HEADER gives the individuals named as proxy holders the authority to vote your shares to the extent authorized by Rule 14a- 4(c) under the Securities Exchange Act of 1934, as amended, which would include matters that the proxy holders did not know would be presented at the Annual Meeting.

If you sign and return the proxy card with a BLUE OR GREEN HEADER, but do not indicate on the proxy card with a BLUE OR GREEN HEADER how you wish to vote, your shares will be voted in accordance with the recommendations of the Board for Proposals 1, 2 and 3 (“FOR” all of the nominees to the Board, “FOR” the amendment of the Company’s Certificate of Incorporation to declassify the Board, and “FOR” the ratification of the Company’s independent registered public accounting firm). Shares as to which the “ABSTAIN” box has been selected will be counted as present at the Annual Meeting for purposes of determining the presence of a quorum and will be counted as voting on (but not “FOR” or “AGAINST”) that issue. Any broker non-vote also will be counted as present at the Annual Meeting for purposes of determining the presence of a quorum, but will not be counted as voted.

The following recommendation of the Board regarding Proposal 2 updates and supersedes the Board’s recommendation on Proposal 2 in the Proxy Statement. The substance of Proposal 2 is unchanged.

PROPOSAL 2: PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

The Proxy Statement includes a proposal presented by the Board to amend the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) in order to declassify the Company’s Board of Directors and provide for the annual election of directors.

The Board of Directors is currently divided into three classes, and members of each class are elected to serve for staggered three-year terms. The amendment, if adopted, would result in the directors elected at the 2009 annual meeting and thereafter being elected to one-year terms, but would not shorten the existing term of any director elected prior to the 2009 annual meeting. Directors elected at the 2008 annual meeting will be elected to three-year terms, expiring at the 2011 annual meeting. The terms of the directors elected in 2007 will continue to expire at the 2010 annual meeting, and the terms of the directors elected at the 2006 annual meeting will continue to expire at the 2009 annual meeting.

The proposed amendment is the result of a non-binding stockholder proposal to declassify the Company’s Board of Directors, which was approved by our stockholders at the 2007 annual meeting.

In the Proxy Statement, the Board of Directors presented the proposed amendment without making a recommendation to the stockholders as to how to vote on the proposal. After further consideration, the Board of Directors has determined that it is in the best interests of the Company and its stockholders to recommend a vote “FOR” this proposal. The Board of Directors reached its determination after carefully considering market trends in this regard, and to address the concern that some stockholders may interpret the Board of Directors’ submission of the proposal without recommendation as an indication that the Board of Directors was recommending against the proposal. Accordingly, the Board of Directors affirmatively recommends a vote in favor of this proposal.

Pursuant to the Certificate of Incorporation, the affirmative vote of at least 80 percent of the voting power of all of the outstanding shares of the Company’s capital stock is required to effect an amendment to declassify the Board. If the stockholders approve this proposal, the Board will take those steps necessary to approve and effect the amendment and appropriate filing of the Restated Certificate of Incorporation and conforming amendments to our Restated Bylaws. A copy of the proposed amendment to the Certificate of Incorporation is attached to the Proxy Statement as Exhibit B.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS REVOCABLE PROXY UCBH HOLDINGS, INC. ANNUAL MEETING OF STOCKHOLDERS May 22, 2008 • 10:00 a.m. Pacific Time The undersigned hereby appoints Joseph J. Jou and Dr. Godwin Wong, the members of the proxy committee of the Board of Directors of UCBH Holdings, Inc. (the “Company”), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on May 22, 2008 at 10:00 a.m. Pacific Time, at the Pacific Heritage Museum, 608 Commercial Street, San Francisco, California, and at any and all adjournments thereof (the “Annual Meeting”), as indicated on the reverse side. This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted (i) in accordance with the recommendations of the Board for Proposals 1,2 and 3 (“FOR” all of the nominees for director to the Board, “FOR” the amendment to the Company’s Certificate of Incorporation to declassify the Board and “FOR” the ratification of the Company’s independent registered public accounting firm). If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. (CONTINUED AND TO BE SIGNED AND DATED ON THE OTHER SIDE) Address Change/Comments (Mark the corresponding box on the reverse side)
PRINT AUTHORIZATION (THIS BOXED AREA DOES NOT PRINT) — To commence printing on this proxy card please sign, date and fax this card to: 212-691-9013 SIGNATURE: DATE: TIME: —— —— — Registered Quantity (common) 2040 Broker Quantity 200 —— —— —

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.
Please Mark Here for Address Change or Comments SEE REVERSE SIDE1. Election of directors: 01 Li-Lin Ko 02 Richard Li-Chung Wang 03 Dennis Wu FOR AGAINST ABSTAIN
FOR AGAINST ABSTAIN —
FOR AGAINST ABSTAIN —
FOR AGAINST ABSTAIN —
FOR AGAINST ABSTAIN —
2. To amend the Company’s Certificate of Incorporation to declassify the Board. 3. To ratify the appointment of the independent registered public accounting firm for the fiscal year ending December 31, 2008. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated April 21, 2008 relating to this meeting and of the 2007 Annual Report to Stockholders.
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required. Dated _SIGNATURE OF STOCKHOLDER SIGNATURE OF STOCKHOLDER PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ? FOLD AND DETACH HERE ? Important notice regarding the availability of proxy materials for the stockholder meeting to be held May 22,2008: The Proxy Statement and the 2007 Annual Report to Stockholders are available at: http://bnymellon.mobular.net/bnymellon/ucbh

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS REVOCABLE PROXY UCBH HOLDINGS, INC. ANNUAL MEETING OF STOCKHOLDERS May 22, 2008 • 10:00 a.m. Pacific Time The undersigned hereby appoints Joseph J. Jou and Dr. Godwin Wong, the members of the proxy committee of the Board of Directors of UCBH Holdings, Inc. (the “Company”), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on May 22, 2008 at 10:00 a.m. Pacific Time, at the Pacific Heritage Museum, 608 Commercial Street, San Francisco, California, and at any and all adjournments thereof (the “Annual Meeting”), as indicated on the reverse side. This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted (i) in accordance with the recommendations of the Board for Proposals 1,2 and 3 (“FOR” all of the nominees for director to the Board, “FOR” the amendment to the Company’s Certificate of Incorporation to declassify the Board and “FOR” the ratification of the Company’s independent registered public accounting firm). If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. (CONTINUED AND TO BE SIGNED AND DATED ON THE OTHER SIDE) Address Change/Comments (Mark the corresponding box on the reverse side)
PRINT AUTHORIZATION (THIS BOXED AREA DOES NOT PRINT) — To commence printing on this proxy card please sign, date and fax this card to: 212-691-9013 SIGNATURE: DATE: TIME: —— —— — Registered Quantity (common) 2040 Broker Quantity 200 —— —— —

lease ark Here for Address Change or Comments SEE REVERSE SIDE THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. P1. Election of directors: 01 Li-Lin Ko 02 Richard Li-Chung Wang 03 Dennis Wu
FOR AGAINST ABSTAIN
FOR AGAINST ABSTAIN —
FOR AGAINST ABSTAIN —
FOR AGAINST ABSTAIN —
FOR AGAINST ABSTAIN —
To amend the Company’s Certificate of Incorporation to declassify the Board. To ratify the appointment of the independent registered public accounting firm for the fiscal year ending December 31, 2008. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated April 21, 2008 relating to this meeting and of the 2007 Annual Report to Stockholders.
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required. Dated _SIGNATURE OF STOCKHOLDER SIGNATURE OF STOCKHOLDER PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ? FOLD AND DETACH HERE ? Important notice regarding the availability of proxy materials for the stockholder meeting to be held May 22,2008: The Proxy Statement and the 2007 Annual Report to Stockholders are available at: http://bnymellon.mobular.net/bnymellon/ucbh